                                 Exhibit 10.9

Portions of this exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions marked by [**] have been separately filed with the Commission.



                    VIDEO PROGRAMMING SALES AGENT AGREEMENT


     VIDEO PROGRAMMING SALES AGENT AGREEMENT (the "Agreement"), made as of this 25th day of Dec., 1995, between EchoStar Satellite Corporation, a Colorado
- ----        ----
corporation ("EchoStar"), with offices at 90 Inverness Circle East, Englewood, Colorado 80112, and Muzak Limited Partnership, a Delaware limited partnership ("Muzak"), with offices at 2901 Third Avenue, Suite 400, Seattle, Washington 98121.


                                    RECITALS


     A. EchoStar and Muzak, contemporaneous with the execution of this Agreement, have entered into a DBS Programming Affiliation Agreement (the "DBS Affiliation Agreement") and an Uplink Facility Agreement (the "Uplink Agreement"), which DBS Affiliation Agreement and Uplink Agreement contemplated the execution of this Agreement contemporaneous therewith; and

     B. EchoStar is engaged in the business of, among other things, providing direct broadcast satellite-delivered, multi-channel, digital video, audio and data services to commercial and residential subscribers, itself and through its authorized EchoStar Sales Agents (as hereinafter defined); and

     C. Muzak is engaged in the business of, among other things, producing and distributing subscription music, video, data and other services to commercial subscribers, through its owned and independent Muzak Affiliates (as hereinafter defined); and

     D. EchoStar desires to permit Muzak and Participating Muzak Affiliates (as hereinafter defined) to act as agents on behalf of EchoStar to solicit orders for certain programming services to be delivered via the EchoStar System (as hereinafter defined), all subject to the terms and conditions more fully set forth herein, recognizing that as agents of EchoStar, EchoStar, in its sole discretion, shall set the retail prices for such programming services, as set by EchoStar from time to time; and

     E. Muzak and Participating Muzak Affiliates desire to undertake certain responsibilities with respect to the solicitation of orders for certain programming services delivered via the EchoStar System, all subject to the terms and conditions more fully set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

VIDEO PROGRAMMING SALES AGENT AGREEMENT
MUZAK/ECHOSTAR
PAGE 2

________________________________________________________________________________


SECTION 1.     DEFINITIONS

     In addition to the terms defined above or elsewhere in this Agreement, the following capitalized terms shall have the meanings ascribed to them in this
Section 1 (It is the intent of the parties that the definitions used in this Agreement be consistent with the definitions used in the Uplink Agreement and the DBS Affiliation Agreement. To the extent of any conflict between a defined term in this Agreement and a defined term in the Uplink Agreement or the DBS Affiliation Agreement, it is the parties' intent that the two terms be interpreted in the most reasonable manner so as to give the same or as reasonably similar an interpretation to such defined term as is possible.):

     1.1       "Affected Party" shall have the meaning given to such term in
Section 12.3 of this Agreement.

     1.2       "Affiliate Consent" shall have the meaning given to such term in
Section 12.4 of this Agreement.

     1.3 "Affiliated Entities" shall mean, with respect to any person or entity, any other person or entity directly or indirectly controlling, controlled by or under common control (i.e., the power to direct affairs by reason of ownership of voting stock, by contract or otherwise) with, such person or entity, any partner of such person or entity, and any member, director, officer or employee of such person or entity.

     1.4 "Commercial Music Subscribers" shall mean customers who enter into agreements with Participating Muzak Affiliates providing for receipt via the EchoStar System of the Muzak Service, at retail, business, office or other commercial locations.

     1.5 "Commercial Video Services" shall mean video programming services for which Muzak and Participating Muzak Affiliates may solicit orders from Commercial Video Subscribers, as set forth in attached Exhibit A, as such Commercial Video Services may change from time to time in EchoStar's sole discretion, subject to Section 4.1.

     1.6 "Commercial Video Subscribers" shall mean customers who enter into agreements with Participating Muzak Affiliates providing for receipt via the EchoStar System of the Commercial Video Services, at retail, business, office or other commercial locations.

     1.7 "EchoStar Indemnities" shall mean EchoStar, its Affiliated Entities, its EchoStar Agents, its contractors, subcontractors, authorized distributors, agents and programming suppliers, and the partners, directors, officers, employees and agents of EchoStar,

VIDEO PROGRAMMING SALES AGENT AGREEMENT
MUZAK/ECHOSTAR
PAGE 3

________________________________________________________________________________


its Affiliated Entities, its EchoStar Agents, its contractors, subcontractors, distributors, agents and programming suppliers.

     1.8 "EchoStar Dealer Agreement" shall mean the agreement, attached hereto as Exhibit B, as amended from time to time, which a Muzak Affiliate must execute in order to solicit orders for the Video Services.

     1.9 "EchoStar Sales Agents" shall mean those persons or entities authorized by EchoStar to act as agents of EchoStar to solicit orders for certain audio, video and data programming services delivered via the EchoStar System, excluding Muzak Affiliates.

     1.10 "EchoStar System" shall mean the direct broadcast satellite delivery system utilized by EchoStar and located at a 119 degrees orbital slot assignment with 12.2 to 12.7 GHz downlink frequencies, and authorized by the Federal Communication Commission ("FCC") for delivery of multi-channel digital audio, video and data services.

     1.11 "Equipment" shall have the meaning given to such term in Section 9 of this Agreement.

     1.12 "Exclusive Muzak Territories" shall have the meaning given to such term in Section 2.2 of this Agreement.

     1.13 "Force Majeure" shall mean an event described in Section 13.8 of this Agreement.

     1.14 "Indemnified Party" shall mean a party seeking indemnification pursuant to Section 11.3 of this Agreement.

     1.15 "Indemnifying Party" shall mean a party from whom indemnification is sought pursuant to Section 11.3 of this Agreement.

     1.16 "Muzak" shall have the meaning given to such term in the introductory paragraph of this Agreement, and shall be deemed to include owned Muzak Affiliates, except where circumstances otherwise require or where it would not be logical to infer such inclusion.

     1.17 "Muzak Affiliates" shall mean those existing owned and independent operators at the effective date of this Agreement, and their successors, assignees and transferees as permitted by Muzak, that have the exclusive right to use the existing Muzak(R) trademark and certain other trademarks of Muzak, and to distribute subscription music services, adjunct services related to the sequencing, changing and switching of music-program communications,

VIDEO PROGRAMMING SALES AGENT AGREEMENT
MUZAK/ECHOSTAR
PAGE 4

________________________________________________________________________________


and certain adjunct services related to the delivery of advertising, data and video communications.

     1.18 "Muzak Affiliation Agreement" shall mean collectively the franchise agreement and the Participating Affiliate Agreement between Muzak and an independent Muzak Affiliate.

     1.19 "Muzak Indemnities" shall mean Muzak, the Participating Muzak Affiliates, its Affiliated Entities, its contractors, subcontractors and authorized distributors and agents, and the partners, directors, officers, employees and agents of Muzak, the Participating Muzak Affiliates, such Affiliated Entities, contractors, subcontractors, distributors and agents.

     1.20 "Muzak Services" shall mean the Music Channels and the Exclusive Muzak Channels as defined in the Uplink Agreement.

     1.21      "Other Party" shall have the meaning given to such term in
Section 12.2 of this Agreement.

     1.22 "Participating Muzak Affiliate" shall mean a Muzak Affiliate that executes an EchoStar Dealer Agreement with EchoStar in the form attached hereto as Exhibit B.

     1.23 "Participating Affiliate Agreement" shall mean the agreement between Muzak and an independent Muzak Affiliate pursuant to which Muzak obtains Affiliate Consent and which agreement shall require Participating Muzak Affiliates to comply with all terms and conditions in this Agreement, the Uplink Agreement and the DBS Affiliation Agreement, applicable to Muzak Affiliates.

     1.24 "Residential Services" shall mean the Residential Video Services and the Muzak Services for which Muzak and Participating Muzak Affiliates may solicit orders from Residential Subscribers.

     1.25 "Residential Subscribers" shall mean customers who subscribe to any or all of the Residential Services at their homes.

     1.26 "Residential Video Services" shall mean the video programming services for which Muzak and Participating Muzak Affiliates may solicit orders from Residential Subscribers, as set forth in attached Exhibit A, as such Residential Video Services may change from time to time in EchoStar's sole discretion.

     1.27 "Second Satellite Launch" shall mean the initial date on which EchoStar commences transmission of the Video Services on a second EchoStar System satellite, which date shall in no event be later than December 31, 1997.

VIDEO PROGRAMMING SALES AGENT AGREEMENT
MUZAK/ECHOSTAR
PAGE 5

________________________________________________________________________________


     1.28 "Service Launch" shall mean the initial date on which EchoStar commences transmission of the Video Services to Subscribers for revenue-generating purposes, which date shall in no event be later than October 31, 1996.

     1.29 "Subscribers" shall mean Commercial Video Subscribers or Residential Subscribers.

     1.30      "Term" shall mean the duration of this Agreement, as set forth in
Section 12.1 hereof.

     1.31 "Territory" shall mean the footprint of the EchoStar System, subject to any international, foreign, Federal, state, local or municipal, conventions, treaties, laws, statutes, regulations, rules, ordinances or codes, or prohibitions contained in programming agreements, which otherwise limit or restrict EchoStar's right or ability to deliver any audio, video or data programming services via the EchoStar System for receipt in any given jurisdiction.

     1.32 "Third Party Claim" shall mean any claim, assessment, action, suit, audit or proceeding by a third party in respect of which indemnity may be sought pursuant to Section 11.3 of this Agreement.

     1.33 "Video Services" shall mean direct broadcast satellite-delivered, multi-channel, digital video programming services for which Muzak and Participating Muzak Affiliates may solicit and take orders for EchoStar under this Agreement, including the Commercial Video Services and the Residential Services.

SECTION 2.     APPOINTMENT OF AGENT

     2.1       Appointment.  Subject to the terms and conditions of this
               -----------
Agreement, EchoStar designates Muzak and Participating Muzak Affiliates as non-exclusive authorized agents to solicit and take orders for the Video Services from Subscribers, provided that Muzak and such Participating Muzak Affiliates execute an EchoStar Dealer Agreement.

     2.2       Participation of Muzak Affiliates.  Nothing in this Agreement
               ---------------------------------
(except the confidentiality provisions) shall be binding on any Muzak Affiliate until such time as any such Muzak Affiliate executes the Participating Affiliate Agreement and the EchoStar Dealer Agreement, and then only to the extent set forth in such Participating Affiliate Agreement and the EchoStar Dealer Agreement. The Muzak Affiliation Agreement shall provide or otherwise incorporate by reference that Participating Muzak Affiliates shall be bound by all of the terms and conditions of this Agreement with respect to the solicitation of orders for Video Services. Muzak further represents and warrants that it will immediately terminate the right of any Participating Muzak Affiliate to solicit orders for the Video Services which fails at any time to

VIDEO PROGRAMMING SALES AGENT AGREEMENT
MUZAK/ECHOSTAR
PAGE 6

________________________________________________________________________________


comply with the terms and conditions of this Agreement, following written notice and a reasonable period (not to exceed thirty (30) days) to cure such non-compliance. Failure by Muzak to comply with the foregoing representations and warranties shall be a material breach of this Agreement, permitting EchoStar to terminate this Agreement in accordance with Section 12.2(d) below.

     2.3       Exclusive Muzak Territories.  EchoStar acknowledges that Muzak
               ---------------------------
has assigned Exclusive Muzak Territories to each Muzak Affiliate under the Muzak Affiliation Agreement, with respect to distribution of the Muzak Services. Subject to Affiliate Consent in accordance with Section 12.4 below, such grant shall not diminish in any manner EchoStar's rights to distribute the Music Channels (as defined in the DBS Affiliation Agreement) pursuant to the DBS Affiliation Agreement. It is understood, however, that nothing in this Agreement or the EchoStar Dealer Agreement shall confer any exclusive rights or exclusive territories to Muzak or any Participating Muzak Affiliate with respect to anything other than the Exclusive Muzak Channels (as defined in the Uplink Agreement), and Muzak has not and shall not confer any such rights upon any Participating Muzak Affiliate and shall not make any representations to any Muzak Affiliate that it has, or has the right to grant to any Muzak Affiliates, any such rights.

     2.4       EchoStar and Other EchoStar Sales Agents.  Muzak understands that
               ----------------------------------------
EchoStar intends to designate and appoint others as EchoStar Sales Agents presently and in the future to act as authorized agents, and EchoStar may solicit orders from Residential Subscribers for any Muzak Services other than Muzak's Environmental(R) and FM-One(R) channels, itself and through its Affiliated Entities, in the Territory and in other areas. Further, Muzak understands and acknowledges that EchoStar and its Affiliated Entities may directly or indirectly sell any Muzak Services other than Muzak's Environmental(R) and FM-One(R) channels, including, without limitation, through direct solicitation of potential customers by telemarketing and mass media, direct sales efforts by EchoStar to subscribers and potential customers, and arrangements with satellite or other retailers or sales agents. EchoStar may also, in its sole discretion, enter into agreements with other entities to serve retailers or other entities serving other markets (such as the consumer electronics market) which other entities may be located in the Territory or in other areas and may target the same customers as are targeted by Muzak or Muzak Affiliates.

SECTION 3.     UPLINK AGREEMENT AND DBS AFFILIATION AGREEMENT

     3.1       Uplink Agreement.  Contemporaneous with the execution of this
               ----------------
Agreement, the parties have executed the Uplink Agreement, pursuant to which EchoStar shall uplink and deliver the Muzak Services.

     3.2       DBS Affiliation Agreement.  Contemporaneous with the execution of
               --------------------------
this Agreement, the parties have executed the DBS Affiliation Agreement, pursuant to which

VIDEO PROGRAMMING SALES AGENT AGREEMENT
MUZAK/ECHOSTAR
PAGE 7

________________________________________________________________________________


EchoStar may distribute the Music Channels, itself and through EchoStar Sales Agents, via the EchoStar System.

SECTION 4.     VIDEO SERVICES

     4.1       Video Services.  EchoStar, in its sole discretion, shall
               --------------
determine the programming that will make up the Video Services, and the pricing thereof. The initial Commercial Video Services and Residential Video Services are listed in Exhibit A hereto. EchoStar may from time to time change the content and pricing of the Video Services in its sole discretion. EchoStar will provide Muzak with as much notice as is reasonable under the circumstances of any changes to the Video Services prior to the effective date of such change, and issue a revised Exhibit A to reflect such changes to the Commercial Video Services and Residential Video Services. Subject to Section 4.2 and any other restrictions and limitations in this Agreement, EchoStar will use commercially reasonable efforts to clear as much video programming services for Commercial Video Subscribers as is allowable by programming suppliers, and will offer Muzak and Participating Muzak Affiliates the opportunity to solicit orders for such commercial video programming services (except industry-specific programming, programming that is proprietary to a particular subscriber and pay-per-view movies), including free previews of particular services if permitted by the programming supplier.

     4.2       Restrictions on Video Services.  Muzak understands and
               ------------------------------
acknowledges that EchoStar's ability to offer Muzak and Participating Muzak Affiliates the opportunity to solicit orders for Commercial Video Services and Residential Video Services is restricted by its agreements with programming suppliers, which agreements may restrict EchoStar's rights to package and sell such programming services and to permit others to solicit orders for such programming services. Muzak further understands and acknowledges that such restrictions will have a direct effect on the type, if any, of Commercial Video Services and Residential Video Services for which EchoStar may permit Muzak and Participating Muzak Affiliates the opportunity to solicit orders. Muzak understands and acknowledges that certain video programming may be prohibited from sale to commercial locations or for commercial purposes, or subject to blackouts and other limitations on availability in certain geographic areas from time to time as determined by the programming suppliers or by law, and that the content of the Commercial Video Services and Residential Video Services may change from time to time without notice in the sole and absolute discretion of the programming suppliers. EchoStar shall have no liability whatsoever to Muzak or to any Participating Muzak Affiliate for any programming restrictions, limitations or changes imposed by programming suppliers or by law, all of which Muzak acknowledges and agrees are outside of EchoStar's control.

     4.3       Video Services Costs.  EchoStar shall be responsible for all
               --------------------
costs of programming, production, playback, transmission and, if any, performance rights fees (including, but not limited to, the costs of copyright, royalty and ASCAP, BMI, SESAC or other

The information below marked by [**] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.



VIDEO PROGRAMMING SALES AGENT AGREEMENT
MUZAK/ECHOSTAR
PAGE 8

________________________________________________________________________________


performance rights payments) with respect to the Commercial Video Services and Residential Video Services and performance of such services at subscriber locations ("Performance Rights Fees").

     4.4       Ownership of Video Programming.  All ownership, right, title and
               ------------------------------
interest of any nature in and to all or any part of the programming contained in the Commercial Video Services and Residential Video Services is vested exclusively in EchoStar and/or its programming suppliers and neither Muzak nor any Participating Muzak Affiliate shall have any right, title or interest in or to all or any part of the programming contained in the Commercial Video Services and Residential Video Services, except as specifically permitted under this Agreement.

SECTION 5.     PRICING OF VIDEO SERVICES

     5.1       Retail Pricing.  EchoStar shall, in its sole discretion,
               --------------
determine the retail price at which orders may be taken by Muzak and Participating Muzak Affiliates for the Video Services. Muzak will only solicit orders for the Video Services at the retail prices set by EchoStar from time to time. The initial retail prices for the Commercial Video Services and the Residential Video Services are set forth in Exhibit A. EchoStar, in its sole discretion, may from time to time change the retail price for the Video Services. EchoStar will provide Muzak with notice of any changes to the retail prices for the Commercial Video Services and Residential Video Services prior to the effective date of such change, and issue a revised Exhibit A to reflect such changes. Price changes shall be effective upon notice from EchoStar, unless a later date is stated in the notice from EchoStar.

SECTION 6.     PAYMENT FOR VIDEO SERVICES

     6.1       Payment of Commissions for Commercial Video Services.
               ----------------------------------------------------

               (a) EchoStar will pay commissions to Muzak or Participating Muzak Affiliates, as applicable, for "Paid Commercial Video Services" (together with commissions payable pursuant to Section 6.2 below, "Commissions") in the amount of [**]. "Paid Commercial Video Services" shall mean an order for Commercial Video Services placed with Muzak or a Participating Muzak Affiliate, as applicable, by a Commercial Video Subscriber, for which EchoStar has received payment (i.e., based on actual receipts). EchoStar shall have the right, in its reasonable discretion, to accept or reject, in whole or in part, all orders for Commercial Video Services. EchoStar shall pay Commissions for Paid Commercial Video Services to Muzak or Participating Muzak Affiliates, as applicable, within forty-five (45) days of the end of each month.

The information below marked by [**] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.



VIDEO PROGRAMMING SALES AGENT AGREEMENT
MUZAK/ECHOSTAR
PAGE 9

________________________________________________________________________________


               (b) The Commissions paid to Muzak and Participating Muzak Affiliates for Paid Commercial Video Services shall be based on the retail subscription price (exclusive of any sales, use or excise taxes), and shall be payable for so long as such Commercial Video Subscribers receive the Commercial Video Services. All expenses incurred by Muzak and Participating Muzak Affiliates shall be deemed covered by the Commissions paid to Muzak and Participating Muzak Affiliates as provided above.

     6.2       Payment of Commissions for Residential Services.
               -----------------------------------------------

               (a) EchoStar will pay Commissions to Muzak or Participating Muzak Affiliates, as applicable, in accordance with the EchoStar Dealer Agreement, for "Paid Residential Services" in the amount of [**].
"Paid Residential Services" shall mean an order for Residential Services placed with Muzak or a Participating Muzak Affiliate, as applicable, by a Residential Subscriber, for which EchoStar has received payment (i.e., based on actual receipts). EchoStar shall have the right, in its reasonable discretion, to accept or reject, in whole or in part, all orders for Residential Services. EchoStar shall pay Commissions for Paid Residential Services to Muzak or Participating Muzak Affiliates, as applicable, within forty-five (45) days of the end of each month.

               (b) The Commissions paid to Muzak and Participating Muzak Affiliates for Paid Residential Services shall be based on the retail subscription price (exclusive of any sales, use or excise taxes) for each such Paid Residential Services order. All expenses incurred by Muzak and Participating Muzak Affiliates shall be deemed covered by the Commissions paid to Muzak as provided above.

     6.3       Other Commission Payment Terms.
               ------------------------------

               (a) Muzak acknowledges and agrees that, in addition to any other rights and remedies available, EchoStar shall not pay any Commissions for orders taken for Paid Residential Services or Paid Commercial Video Services in the event Muzak is in breach or default of this Agreement (and provided EchoStar has provided notice of such breach or default to Muzak in accordance with Section 13.1), and EchoStar shall have no liability to Muzak as a result thereof.

               (b) No payments to Muzak under this Agreement, or to Participating Muzak Affiliates under the EchoStar Dealer Agreement, whether in whole or in part, shall operate or be deemed as EchoStar's acceptance of or admission that Muzak has complied with any provisions of this Agreement, or that Participating Muzak Affiliates have complied with the terms of the EchoStar Dealer Agreement.

VIDEO PROGRAMMING SALES AGENT AGREEMENT
MUZAK/ECHOSTAR
PAGE 10

________________________________________________________________________________


               (c) In the case of multi-month subscriptions, Commissions will be paid monthly as the Video Services are provided, even if a multi-month payment is received by EchoStar.

               (d)  [intentionally deleted].







     6.4       Direct Payment to Muzak or a Participating Muzak Affiliate.
               ----------------------------------------------------------
Muzak and Participating Muzak Affiliates are prohibited from collecting payment directly from a Residential Subscriber or a Commercial Video Subscriber.

     6.5       Interruption of Video Services.  EchoStar shall set, and Muzak
               ------------------------------
and the Participating Muzak Affiliates shall follow, EchoStar's policies regarding credits to Subscribers for interruption of Video Services, which policies shall be set by EchoStar from time to time in EchoStar's sole discretion, and communicated to Muzak by EchoStar.

     6.6       Late Payments.  In the event that any overdue balances are ever
               -------------
owed by one party to the other, late charges shall be assessed on a monthly basis at the rate of 1.5% of the outstanding balance per month or the maximum amount allowed by law, whichever is lower. Notwithstanding the above, a party shall have one (1) late payment of no more than ten (10) days following the date upon which such amount was due in any calendar year without incurring late payment charges with respect to such payment due.

     6.7       Subscriber Cancellations.  Muzak understands that any Video
               ------------------------
Services which are cancelled by a Subscriber, or for which a credit is issued, shall effect a pro rata reduction in Commissions paid or payable to Muzak or Participating Muzak Affiliates, as applicable, for Residential Services and Commercial Video Services, to be assessed as a charge back to Muzak or Participating Muzak Affiliates, as applicable, which charge back may be offset against any money due to Muzak or Participating Muzak Affiliates, as applicable, from EchoStar or otherwise to be reimbursed by Muzak or Participating Muzak Affiliates, as applicable, to EchoStar.

VIDEO PROGRAMMING SALES AGENT AGREEMENT
MUZAK/ECHOSTAR
PAGE 11

________________________________________________________________________________


SECTION 7.     REPORTS, BOOKS AND RECORDS; RIGHT TO AUDIT

     7.1       Reports.
               -------

     Within forty-five (45) days after the end of each month, EchoStar shall supply to Muzak and each Participating Muzak Affiliate with respect to all orders for the Video Services appropriate information to verify the payments owed to Muzak and Participating Muzak Affiliates under this Agreement, including, without limitation, the Video Services ordered and the retail price of such Video Services.

     7.2       Muzak's Audit Rights.
               --------------------

               (a) EchoStar shall keep complete and accurate books and records related to payment of Commissions for Paid Residential Services and Paid Commercial Video Services. During the term of this Agreement and for a period of one (1) year thereafter, Muzak or its designated representative may, in its reasonable discretion, on at least ten (10) days' advance written notice, not more than once in any twelve (12) month period, at EchoStar's offices, at reasonable times within regular business hours approved by EchoStar, which approval shall not be unreasonably withheld, and at Muzak's sole cost and expense, inspect and audit such books and records, provided that such inspection and audit shall be no more extensive than is required to verify that EchoStar's payments of Commissions to Muzak and Participating Muzak Affiliates have been properly computed in accordance with the terms of this Agreement or the EchoStar Dealer Agreement, as applicable. Muzak shall not assess EchoStar for amounts found, as a result of such audit, to be owing thereafter if such amounts relate to a reporting period that ended more than two (2) years prior to the date such audit commenced. In the event that any audit undertaken by Muzak results in a determination that there has been either an underpayment or overpayment of the amounts due Muzak or Participating Muzak Affiliates hereunder, then within thirty (30) days after such determination, Muzak or EchoStar, as the case may be, shall pay to the other the amount of such underpayment or overpayment plus simple interest accrued on a daily basis from the date payment was due to the date of payment, at the prime rate of the Union Bank of Switzerland, New York Branch, in effect at the time of payment. Muzak shall bear all costs related to an audit of EchoStar's books and records, except if such audit reveals an underpayment in excess of five percent (5%) for all payments in the aggregate in the applicable period audited, in which case EchoStar shall pay Muzak's reasonable expenses related to the audit.

               (b) During any audit hereunder, Muzak or its designated representative (at Muzak's cost and expense) may make copies of only those books and records relating to Commissions to Muzak and Participating Muzak Affiliates for Paid Residential Services and Paid Commercial Video Services that are necessary for the verification of statements and accountings to Muzak and Participating Muzak Affiliates and that were physically examined as part of the

VIDEO PROGRAMMING SALES AGENT AGREEMENT
MUZAK/ECHOSTAR
PAGE 12

________________________________________________________________________________


audit. Muzak shall provide EchoStar with a copy of the audit report so EchoStar can verify the results of the audit. Muzak acknowledges and agrees that all information disclosed or made available by EchoStar during the course of an audit by Muzak is proprietary to EchoStar. Muzak shall take reasonable precautions to safeguard the confidentiality of all such information, including, without limitation, any copies thereof (and in any event Muzak shall exercise the same precautions it uses to safeguard its own confidential and proprietary information) and shall destroy any such copies upon the mutually-confirmed completion of the audit and payment in full of any fees and other charges determined to be owing to Muzak or a Participating Muzak Affiliate as a result of such audit. Muzak shall not, during the Term or at any time thereafter, use any information disclosed or made available by EchoStar in the course of an audit by Muzak for any purpose whatsoever except to verify that EchoStar's payments to Muzak and the Participating Muzak Affiliates have been properly computed in accordance with the terms of this Agreement.

               (c) In the event that a party disputes the results of an audit, the parties shall attempt to resolve the matter by conducting a new audit under the joint supervision of their respective independent certified public accountants. In the event that such new audit resolves the dispute, the cost of each party's independent certified public accountants shall be borne by such party. In the event that such new audit fails to resolve the dispute, the matter shall be resolved by binding arbitration in Denver, Colorado under the then applicable rules of the American Arbitration Association and the prevailing party shall be reimbursed by the other party for all of its costs of the second audit and for its reasonable attorneys fees.

SECTION 8.     ECHOSTAR'S AND ECHOSTAR'S PROGRAMMING SUPPLIERS'
               TRADEMARKS

     8.1       (a)   EchoStar's Trademarks.  Muzak and Participating Muzak
                     ---------------------
Affiliates shall not use any of EchoStar's trademarks, trade names or service marks ("EchoStar Trademarks") without the prior written consent of EchoStar, which consent shall not be unreasonably withheld. EchoStar reserves the right to require Muzak and Participating Muzak Affiliates to use certain EchoStar Trademarks in connection with the solicitation of orders for the Video Services. EchoStar further reserves the right to require Muzak and Participating Muzak Affiliates, as a condition to being permitted to use EchoStar Trademarks, to execute EchoStar's Trademark License Agreement in such Form as EchoStar deems acceptable. In the event EchoStar permits Muzak to use any EchoStar Trademarks, Muzak and Participating Muzak Affiliates shall fully comply with and strictly follow any and all instructions and guidelines related to the usage of EchoStar's Trademarks as determined by EchoStar from time to time in its sole discretion. All rights to EchoStar's Trademarks shall remain vested in EchoStar during the term and following any termination of this Agreement, and Muzak acknowledges that neither it nor any Participating Muzak Affiliates shall have any rights therein.

VIDEO PROGRAMMING SALES AGENT AGREEMENT
MUZAK/ECHOSTAR
PAGE 13

________________________________________________________________________________


               (b)  EchoStar's Programming Suppliers' Trademarks.  Muzak and
                    --------------------------------------------
Participating Muzak Affiliates shall not use any of EchoStar's programming suppliers' trademarks, trade names or service marks ("Programming Suppliers' Trademarks"), without the prior written consent of EchoStar. Muzak recognizes that EchoStar's programming suppliers may not grant authorization to EchoStar for Muzak and Participating Muzak Affiliates to use Programming Suppliers' Trademarks, and EchoStar makes no representations to Muzak that EchoStar's programming suppliers will at any time during the Term authorize EchoStar to permit Muzak and Participating Muzak Affiliates to use any Programming Suppliers' Trademarks. Muzak recognizes that EchoStar and/or EchoStar's programming suppliers may require Muzak and Participating Muzak Affiliates, as a condition to being permitted to use Programming Suppliers' Trademarks, to execute a Trademark License Agreement in such form as EchoStar and/or Echostar's programming suppliers deem acceptable. In the event EchoStar permits Muzak to use any Programming Suppliers' Trademarks, Muzak shall, and shall cause Participating Muzak Affiliates to, fully comply with and strictly follow any and all instructions or guidelines related to the usage of Programming Suppliers' Trademarks as determined by EchoStar and/or Programming Suppliers' Trademarks from time to time in their sole discretion. Muzak acknowledges and agrees that all rights to Programming Suppliers' Trademarks shall remain vested in such programming suppliers and their affiliates during the Term and following any termination of this Agreement, and Muzak acknowledges that neither it nor any Participating Muzak Affiliate shall have any rights therein.

SECTION 9.     EQUIPMENT

     9.1       Equipment Available for Purchase.  During the first three years
               --------------------------------
following Service Launch, Muzak and the Participating Muzak Affiliates shall purchase the equipment identified on Schedule 9.1(a) hereto, which equipment shall meet the specifications identified on Schedule 9.1(b) hereto (the "Equipment") exclusively from EchoStar. At all times thereafter during the term of this Agreement, Muzak and the Participating Muzak Affiliates may, but shall not be obligated to, purchase Equipment from EchoStar.

     9.2       Equipment Prices.  The terms and wholesale prices at which Muzak
               ----------------
and the Participating Muzak Affiliates shall be entitled to purchase such Equipment shall be no less favorable than the terms and wholesale prices then available to distributors which perform the same marketing, economic and promotional functions and which purchases like quantities of Equipment from EchoStar.

     9.3       Fulfillment Distribution Services. If requested by Muzak,
               ---------------------------------
EchoStar shall provide fulfillment distribution services with respect to the Equipment, including warehousing and distribution of the Equipment, on an as needed basis, on such terms as are mutually agreed to by the parties.

VIDEO PROGRAMMING SALES AGENT AGREEMENT
MUZAK/ECHOSTAR
PAGE 14

________________________________________________________________________________


SECTION 10.    REPRESENTATIONS, WARRANTIES AND COVENANTS

     10.1      Mutual Representations, Warranties and Covenants.
               ------------------------------------------------

               Each of the parties represents, warrants and covenants to the other that: (i) it has full power and authority to enter into and fully perform its obligations under this Agreement (with respect to Muzak, however, subject to Affiliate Consent required pursuant to Section 12.4 below); (ii) it has not and will not during the Term enter into any agreement or arrangement which limits the full performance of its obligations hereunder; (iii) it is and will remain in full compliance with all applicable local, state and federal laws and regulations, including but not limited to such statutes, laws, rules, regulations and orders enforced, administered, promulgated or pronounced by the Federal Communications Commission; (iv) the execution of this Agreement by it will not: (a) result in any breach of, or constitute a default under, any contract, agreement, corporate charter, bylaw, or other instrument or agreement to which it is a party or by which it or its property may be bound or affected, or (b) require the consent of any third party (with respect to Muzak, however, subject to Affiliate Consent required pursuant to Section 12.4 below); (v) it has obtained, and shall maintain in full force during the Term, such federal, state and local authorizations as are necessary to operate the business it is conducting in connection with its rights and obligations under this Agreement;
(vi) it is under no obligation and will not become subject to any obligation that might interfere with its performance of this Agreement (with respect to Muzak, however, subject to Affiliate Consent required pursuant to Section 12.4 below); and (vii) it will comply with all of its representations, warranties, obligations, covenants and responsibilities herein contained. All representations, warranties and covenants made hereunder shall survive execution of this Agreement.

     10.2      Additional Muzak Representations, Warranties and Covenants.
               ----------------------------------------------------------

               (a) Muzak and Participating Muzak Affiliates shall not make any warranty or representation with respect to or relating to the Commercial Video Services or Residential Video Services inconsistent with or in addition to any warranty or representation stated in writing by EchoStar. If Muzak or any Participating Muzak Affiliate makes any such inconsistent or additional warranty or representation, Muzak and Participating Muzak Affiliates shall, as applicable, at its own, and their own expense, indemnify, defend and hold EchoStar and its Affiliated Entities harmless from any claims relating thereto. Muzak understands that EchoStar may terminate Muzak's or any Participating Muzak Affiliate's privilege to solicit orders for the Commercial Video Services or Residential Video Services for failure to comply with this provision or any other representation contained in this Section 10.

               (b) Muzak and Participating Muzak Affiliates shall maintain the highest ethical business standards and shall never take or fail to take any action which might negatively influence the EchoStar name, trademarks, service marks, trade names or other good names of

VIDEO PROGRAMMING SALES AGENT AGREEMENT
MUZAK/ECHOSTAR
PAGE 15

________________________________________________________________________________


EchoStar or its Affiliated Entities or the name, trademarks, service marks, trade names or other good names of any programming suppliers or their affiliates.

               (c) Muzak, at its sole expense, and Participating Muzak Affiliates, at their sole expense, shall obtain all permits and licenses which may be required under any applicable Federal, State or local law, ordinance, rule or regulation by virtue of any acts performed by Muzak and Participating Muzak Affiliates in the performance of this Agreement, and promptly upon request provide such permits or licenses to EchoStar for inspection. Muzak and Participating Muzak Affiliates shall in the conduct of said business and in the performance of this Agreement comply fully with all applicable Federal, State and local laws, ordinances, rules and regulations, including, without limiting the foregoing, all rules and regulations of the Federal Communications Commission or the Federal Trade Commission.

               (d) Muzak and Participating Muzak Affiliates shall comply with all laws relating to signal piracy, which includes, but is not limited to, unauthorized receipt, interception, publication, and/or distribution of and/or interference with, privately-owned transmission of information.

               (e) EchoStar and Muzak, at shared expense, shall conduct an initial training course for all Participating Muzak Affiliates concerning the Video Services prior to any Participating Muzak Affiliate commencing any order solicitation efforts for Video Services. Thereafter, Muzak, at EchoStar's expense, shall assist in such other training courses as, where and when reasonably required from time to time by EchoStar during the Term.

               (f) At all times during the term of this Agreement, Muzak and Participating Muzak Affiliates shall comply with EchoStar's Policies and Procedures Guidelines, which will incorporate, among other things, criteria for Muzak and Participating Muzak Affiliates to maintain authorized EchoStar agent status, Subscriber sign-up procedures, as well as other items related to the solicitation of orders for Video Services, which EchoStar may amend from time to time upon notice to Muzak and the Participating Muzak Affiliates. Muzak understands and agrees that material non-compliance with any material aspect of EchoStar's Policies and Procedures Guidelines or noncompliance with Section 8.1(a) or (b) hereof, shall constitute a material breach of this Agreement, permitting EchoStar to terminate Muzak's or any Participating Muzak Affiliate's, as applicable, status as an authorized EchoStar agent to solicit orders for Video Services.

               (g) EchoStar warrants and covenants that it shall secure and maintain any and all necessary performing rights licenses required and that all applicable payments for Performance Right Fees will be paid by EchoStar with respect to the Commercial Video Services and Residential Video Services.

VIDEO PROGRAMMING SALES AGENT AGREEMENT
MUZAK/ECHOSTAR
PAGE 16

________________________________________________________________________________


SECTION 11.    INDEMNIFICATION

     11.1      Indemnification by EchoStar.  EchoStar shall indemnify and hold
               ---------------------------
harmless the Muzak Indemnities from, against and with respect to any and all claims, damages, liabilities, costs and expenses (including reasonable attorneys' and expert's fees) (collectively "Damages") incurred in connection with any claim against any of the Muzak Indemnities arising out of: (i) EchoStar's breach of any provision of this Agreement; (ii) material (including advertising or promotional copy) or programming included in the Video Services supplied by EchoStar pursuant to this Agreement to the extent that the Muzak Indemnities have not modified, altered or edited such material or programming, or interrupted the distribution of such material or programming without EchoStar's prior written consent; (iii) the distribution or cablecast of any programming in the Video Services which violate or requires payment for use or performance of any copyright, right of privacy, or literary, music performance or dramatic right; and/or (iv) EchoStar's advertising and marketing of the Video Services. In addition, EchoStar shall pay and hold the Muzak Indemnities harmless from any federal, state or local taxes or fees that are based upon revenues derived by, or the operations of, EchoStar.

THE MUZAK INDEMNITIES UNDERSTAND AND AGREE THAT ECHOSTAR'S OBLIGATION, AT LAW OR OTHERWISE, TO INDEMNIFY THE MUZAK INDEMNITIES WITH RESPECT TO THE CONTENT OF ANY PROGRAMMING SERVICES (INCLUDING, WITHOUT LIMITATION, CLAIMS RELATING TO TRADEMARK, COPYRIGHT, MUSIC, MUSIC PERFORMANCE AND OTHER PROPRIETARY INTERESTS) OR OTHERWISE, IS EXPRESSLY LIMITED TO THE AMOUNT OF ANY APPLICABLE PASS-THROUGH INDEMNIFICATION PROVIDED TO ECHOSTAR PURSUANT TO ITS THEN-EXISTING AGREEMENTS WITH THE PROVIDERS OF SUCH PROGRAMMING SERVICES OR EQUIPMENT.

     11.2      Indemnification by Muzak. Muzak shall indemnify and hold harmless
               ------------------------

the EchoStar Indemnities from, against and with respect to any and all Damages incurred in connection with any claim against any of the EchoStar Indemnities arising out of: (i) Muzak's breach of any provision of this Agreement; (ii) Muzak Services supplied by Muzak to Subscribers as part of the Video Services to the extent that EchoStar has not modified, altered or edited such Muzak Services, or interrupted the distribution of such Muzak Services without Muzak's prior written consent; (iii) Muzak's sale, promotion, distribution, advertising and marketing of the Video Services (except for advertising, promotional and marketing materials supplied by or approved in writing by EchoStar) or any acts or omissions on the part of Muzak inconsistent with the terms and conditions of this Agreement; or (iv) a breach by any owned and operated Muzak Affiliate of any provision of the EchoStar Sales Agent Agreement or any acts or omissions on the part of any owned and operated Muzak Affiliate inconsistent with the terms and conditions of this Agreement. In addition, Muzak shall pay and hold the EchoStar

VIDEO PROGRAMMING SALES AGENT AGREEMENT
MUZAK/ECHOSTAR
PAGE 17

________________________________________________________________________________


Indemnities harmless from any federal, state or local taxes or fees that are based upon revenues derived by, or the operation of, Muzak.

     11.3      Indemnification Procedures.  Should either party wish to assert a
               --------------------------
claim for indemnification (a "Third Party Claim"), such party (the "Indemnified Party") shall do so by promptly notifying the other party (the "Indemnifying Party") in writing of such claim. The Indemnifying Party shall undertake the defense of any Third Party Claim and permit the Indemnified Party to participate therein at the Indemnified Party's expense. The settlement of any Third Party Claim by an Indemnified Party, without the Indemnifying Party's prior written consent, shall release the Indemnified Party from its obligations hereunder with respect to such Third Party Claim so settled.

SECTION 12.    TERM AND TERMINATION

     12.1      Term.  This Agreement shall commence on the date of execution by
               ----
both EchoStar and Muzak and shall continue until the expiration of the useful life of the EchoStar System satellite on which EchoStar has allocated 2.4 megahertz of transponder capacity to Muzak for carriage of the Exclusive Muzak Channels, unless this Agreement is terminated as provided in this Section 12.

     12.2      Termination Upon Default.  This Agreement may be terminated by a
               ------------------------
party (the "Affected Party"), in accordance with the procedures set forth in
Section 12.3 below, upon the occurrence of any of the following with respect to the other party (the "Other Party"):

               (a) The Other Party loses any Federal Communications Commission broadcast, performance or similar license rights necessary to deliver the services to be provided to the Affected Party under the terms of this Agreement, and such default is not cured within sixty (60) days of receipt of written notice from the Affected Party (or if such default cannot reasonably be cured by the Other Party within such sixty (60) days, if such cure has been initiated by the Other Party and the Other Party is diligently continuing to cure within that time, the Other Party's opportunity to cure such default shall be extended for a period of time not to exceed an additional thirty (30) days).

               (b) The Other Party commits a payment default which is not: (i) cured within sixty (60) days of receipt of written notice from the Affected Party; or (ii) reserved against in accordance with the escrow procedures outlined in Section 12.3 below.

               (c) The Other Party (which, for purposes of this Section 12.2(c) shall mean EchoStar alone) (i) is unable to launch the Video Services on the first EchoStar System Satellite by October 31, 1996 or (ii) is unable to launch a second EchoStar System satellite by December 31, 1997 (unless EchoStar then allocates, or has allocated, 2.4 megahertz of transponder capacity

VIDEO PROGRAMMING SALES AGENT AGREEMENT
MUZAK/ECHOSTAR
PAGE 18

________________________________________________________________________________


to Muzak for carriage of the Exclusive Muzak Channels on the first EchoStar System satellite), in each case, including without limitation due to the failure to accomplish Service Launch or due to satellite failures, and such default is not cured within sixty (60) days of receipt of written notice from the Affected Party (or if such default cannot reasonably be cured by the Other Party within such sixty (60) days, if such cure has been initiated by the Other Party and the Other Party is diligently continuing to cure within that time, the Other Party's opportunity to cure such default shall be extended for a period of time not to exceed an additional thirty (30) days).

               (d) The Other Party defaults on a material obligation or breaches a material representation or warranty in this Agreement or in the Uplink Agreement, the DBS Affiliation Agreement or the Trademark License Agreement referred to in Section 8.1(a) above, and such default or breach is not cured within sixty (60) days of receipt of written notice from the Affected Party (or if such default or breach cannot be reasonably cured by the Other Party within sixty (60) days, if such cure has been initiated by the Other Party and the Other Party is diligently continuing to cure within that time, the Other Party's opportunity to cure such default or breach shall be extended for a period of time not to exceed an additional thirty (30) days). A default or breach under this Agreement shall also give rise to a default under the Uplink Agreement and the DBS Affiliation Agreement.

               (e) If the Other Party files bankruptcy, has an involuntary petition in bankruptcy filed against it (which petition is not dismissed within forty five (45) days after filing), is insolvent, makes an assignment for the benefit of creditors or has a trustee appointed to manage the affairs of the Other Party.

     12.3      Termination Procedure.  The Affected Party may exercise its
               ---------------------
termination rights pursuant to Section 12.2 only by giving the Other Party a notice of termination delivered in conformance with Section 13.1 of this Agreement. Such notice shall specify the basis of termination, and shall specify the applicable cure period. In the event of a payment default, the Other Party may, within the sixty (60) days cure period referred to in Section 12.2(c) above, escrow the disputed amount with an escrow agent acceptable to the Affected Party, and notify the Affected Party (in conformance with Section 13.1 of this Agreement) that it has done so. If such disputed amount is deposited in escrow in accordance with the prior sentence, the parties shall seek to promptly resolve such dispute in the manner set forth in Section 13.9 and the escrow agent shall be instructed to disburse the disputed amount only upon receipt of written instructions signed by both Muzak and EchoStar. Deposit of the disputed amount in escrow will stay termination of this Agreement until the dispute is resolved by the parties in the manner set forth in Section 11.9 or the parties determine that the dispute cannot be resolved in accordance with Section 11.9. Any dispute regarding whether a termination is effective shall be resolved in the manner set forth in Section 13.9.

VIDEO PROGRAMMING SALES AGENT AGREEMENT
MUZAK/ECHOSTAR
PAGE 19

________________________________________________________________________________


     12.4      Consent of Muzak Affiliates.  The parties hereby acknowledge that
               ---------------------------
Muzak Affiliates have certain exclusive rights to distribute certain Muzak Services in their respective Exclusive Muzak Territories, and that the provision of the Music Service under the terms of the DBS Affiliation Agreement and the grant of certain rights to EchoStar to distribute certain of the Muzak Services may conflict with those exclusive rights. Accordingly, the performance of this Agreement by Muzak is hereby conditioned upon the prior written consent of all Muzak Affiliates ("Affiliate Consent"), which consent will be solicited by Muzak promptly upon execution of this Agreement. If Muzak fails to obtain Affiliate Consent within thirty (30) days after the execution of this Agreement, Muzak may terminate this Agreement within ten (10) days thereafter by providing written notice to EchoStar, and the DBS Affiliation Agreement and the Uplink Agreement shall also automatically terminate as of the effective date of termination of this Agreement. If Muzak elects not to terminate this Agreement, notwithstanding that Muzak fails to obtain Affiliate Consent, Muzak hereby agrees to indemnify and hold harmless the EchoStar Indemnities from, against and with respect to any and all Damages incurred in connection with any claim by any Muzak Affiliate against any of the EchoStar Indemnities arising out of Muzak's failure to obtain Affiliate Consent.

     12.5      Post-Termination Service.
               ------------------------

               (a) Upon termination of this Agreement pursuant to Section 12.2 or 12.6, all subscription agreements to the Muzak Services sold by Muzak or Participating Muzak Affiliates to Commercial Music Subscribers shall remain the exclusive property of Muzak or such Participating Muzak Affiliates, as the case may be. Muzak acknowledges and agrees that, upon termination, EchoStar shall have the sole and exclusive ownership, right, title and interest of any nature in and to all subscription agreements for video programming services purchased by Subscribers, and Muzak and the Participating Muzak Affiliates shall continue to receive Commissions on Commercial Video Services sold by them, in accordance with Section 6.1 above.

               (b)  Muzak acknowledges and agrees that:

                    (i) all Residential Subscriber information (regardless of whether the Subscriber has purchased Muzak Services); and

                    (ii) all Commercial Subscriber information to the extent neither Muzak nor any Participating Muzak Affiliate has sold Muzak Services to such Commercial Music Subscriber,

including but not limited to names, addresses and profiles, are proprietary to, and the exclusive property of, EchoStar. During the term of this Agreement Muzak and the Participating Muzak Affiliates shall use that information only to the extent required for their performance of this

VIDEO PROGRAMMING SALES AGENT AGREEMENT
MUZAK/ECHOSTAR
PAGE 20

________________________________________________________________________________


Agreement, or as specifically permitted pursuant to this Agreement. Following expiration of the Agreement neither Muzak nor any Participating Muzak Affiliate shall use any such information for any reason, except to the extent specifically permitted above, and for example but not by limitation, at no time either during the term of this Agreement or following expiration thereof, shall Muzak or any Participating Muzak Affiliate sell or otherwise provide that information to any third parties, or use that information to solicit subscribers to subscribe to any other programming service.

               (c) EchoStar acknowledges and agrees that with respect to Commercial Subscribers which:

                    (i) are not, and do not become, Commercial Video Subscribers at any time; and

                    (ii) either Muzak or a Participating Muzak Affiliate is entitled to a Commission in connection with the Commercial Subscriber,

all Commercial Subscriber information, including but not limited to names, addresses and profiles, are proprietary to, and the exclusive property of, Muzak or the applicable Participating Muzak Affiliate. During the term of this Agreement EchoStar and EchoStar Sales Agents shall use that information only to the extent required for their performance of this Agreement, or as specifically permitted pursuant to this Agreement. Following expiration of this Agreement EchoStar and EchoStar Sales Agents shall not use any such information for any reason, except to the extent specifically permitted above, and for example but not by limitation, at no time during the term of this Agreement shall EchoStar or EchoStar Sales Agents sell or otherwise provide that information to any third parties, and at no time either during the term of this Agreement or following termination shall EchoStar or EchoStar Sales Agents use that information to solicit subscribers to subscribe to any other programming service.

               EchoStar, Muzak and the Muzak Affiliates agree that with respect to any Commercial Subscriber not falling into one of the above categories, upon, and at any time after, expiration of this Agreement, either party may solicit the Commercial Subscriber to purchase any services, subject to a party's rights in existing contracts.

               The solicitation or sale of any services to any subscriber by Muzak or a Participating Muzak Affiliate, on the one hand, or EchoStar or an EchoStar Sales Agent, on the other hand, shall not be deemed to violate this
Section if proprietary subscriber information of the other party (as described in this Section) is not used in connection with such solicitation of sale.

VIDEO PROGRAMMING SALES AGENT AGREEMENT
MUZAK/ECHOSTAR
PAGE 21

________________________________________________________________________________


               (g) The parties acknowledge that, in the event of any actual or threatened breach of paragraph (b) or (c) above, EchoStar, in the case of paragraph (b) and Muzak and Participating Muzak Affiliates, in the case of paragraph (c), will suffer irreparable and ongoing harm which, while substantial, will not be fully compensable by damages. As a consequence, in the event of any actual or threatened breach of such provisions, the non-breaching party may, in addition and supplementary to any and all other rights and remedies existing in its favor, obtain immediate and ongoing injunctive relief, enjoining or restraining whatever violation may have occurred or be occurring or may have been threatened. This injunctive relief shall be in the form of a temporary restraining order, preliminary injunction or similar relief, and a permanent injunction, as may be sought by the non-breaching party.

     12.6      Limitation of Liability.
               -----------------------

               (a) Upon expiration or in the event this Agreement terminates or is terminated for any reason set forth herein, if EchoStar is not in breach of this Agreement, then EchoStar and its Affiliated Entities shall have no liability or obligation to Muzak whatsoever, and for example, but not by way of limitation, Muzak shall have no right to require EchoStar to continue to allow Muzak and Participating Muzak Affiliates to solicit orders for Video Services. Muzak agrees that upon expiration or in the event of termination of this Agreement for any reason, if EchoStar is not in breach of this Agreement, no amounts spent in its fulfillment will be recoverable by Muzak from EchoStar or any of its Affiliated Entities.

               (b) Upon expiration or in the event this Agreement terminates or is terminated for any reason set forth herein, if Muzak is not in breach of this Agreement, then Muzak and its Affiliated Entities shall have no liability or obligation to EchoStar whatsoever, and for example, but not by way of limitation, EchoStar shall have no right to require Muzak and Participating Muzak Affiliates to continue to solicit orders for Video Services. EchoStar agrees that upon expiration or in the event of termination of this Agreement for any reason, if Muzak is not in breach of this Agreement, no amounts spent in its fulfillment will be recoverable by EchoStar from Muzak or any of its Affiliated Entities.

               (c) IN NO EVENT SHALL ECHOSTAR OR ANY AFFILIATED ENTITY OF ECHOSTAR BE LIABLE FOR ANY EXEMPLARY, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING WITHOUT LIMITATION, ANY PAYMENT FOR LOST BUSINESS, FUTURE PROFITS, LOSS OF GOODWILL, REIMBURSEMENT FOR EXPENDITURES OR INVESTMENTS MADE OR COMMITMENTS ENTERED INTO, CREATION OF CLIENTELE, ADVERTISING COSTS, TERMINATION OF EMPLOYEES OR EMPLOYEES' SALARIES, OR OVERHEAD OR FACILITIES INCURRED OR ACQUIRED BASED UPON THE BUSINESS DERIVED OR ANTICIPATED UNDER THIS AGREEMENT) TO MUZAK OR ANY PARTICIPATING MUZAK AFFILIATE, WHETHER FORESEEABLE OR NOT, FOR ANY CAUSE

VIDEO PROGRAMMING SALES AGENT AGREEMENT
MUZAK/ECHOSTAR
PAGE 22

________________________________________________________________________________


WHATSOEVER WHETHER OR NOT CAUSED BY ECHOSTAR'S OR MUZAK'S OR PARTICIPATING MUZAK AFFILIATE'S NEGLIGENCE. IN NO EVENT SHALL ANY PROJECTIONS OR FORECASTS BY ECHOSTAR BE BINDING AS COMMITMENTS OR PROMISES BY ECHOSTAR.

               (d) IN NO EVENT SHALL MUZAK BE LIABLE FOR ANY EXEMPLARY, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES TO ECHOSTAR, WHETHER FORESEEABLE OR NOT, FOR ANY CAUSE WHATSOEVER WHETHER OR NOT CAUSED BY MUZAK'S OR ECHOSTAR'S NEGLIGENCE. IN NO EVENT SHALL ANY PROJECTIONS OR FORECASTS BY MUZAK BE BINDING AS COMMITMENTS OR PROMISES BY MUZAK.

     12.7      Muzak's Obligations on Termination.  Upon termination of this
               ----------------------------------
Agreement, Muzak and Participating Muzak Affiliates shall promptly, at its, and their, own expense: (a) discontinue all use of EchoStar Trademarks and Programming Suppliers' Trademarks (if applicable) and confusingly similar or conflicting trademarks, service marks, trade names and all other indicia or origin; (b) take all action reasonably requested by EchoStar to assist in the termination of this Agreement; (c) deliver to EchoStar, or destroy, at EchoStar's option and cost (but not including cost of merchandise delivered or destroyed), all tangible things of every kind in the possession or control of Muzak and Participating Muzak Affiliates that bear any of EchoStar Trademarks or any Programming Suppliers' Trademarks (upon request by EchoStar, Muzak and Participating Muzak Affiliates shall certify in writing to EchoStar that such concealment, delivery or destruction has taken place); and (d) return the EchoStar Policies and Procedures Guidelines and any other materials or literature which include EchoStar Trademarks or any Programming Suppliers' Trademarks.

     12.8      Survival of Terms.  The rights and obligations pursuant to
               -----------------
Sections 6, 7, 8, 10, 11, 12.5, 12.6, 12.7, 12.8, 13.4, 13.7 and 13.11 shall survive expiration or termination of this Agreement. Any obligations of the parties arising prior to termination shall survive termination of this Agreement and continue in full force and effect until the same have been completely discharged.

SECTION 13.    MISCELLANEOUS

     13.1 Notices. Except as set forth below, all notices hereunder shall be in writing and delivered by hand or sent by certified mail, return receipt requested, overnight delivery service or by facsimile to the receiving party at its address or facsimile number set forth below or as otherwise designated by written notice. Notice to EchoStar shall be provided as follows:
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VIDEO PROGRAMMING SALES AGENT AGREEMENT
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________________________________________________________________________________


                    EchoStar Satellite Corporation
                    90 Inverness Circle East
                    Englewood, Colorado  80112
                    Attention:  Carl E. Vogel, Executive Vice President
                                and Chief Operating Officer
                    Fax:  (303) 799-0354

     with copy to:  EchoStar Satellite Corporation
                    90 Inverness Circle East
                    Englewood, Colorado  80112
                    Attention:  David K. Moskowitz, Vice President
                                and General Counsel
                    Fax:  (303) 799-0354

Notice to Muzak shall be provided as follows:

                    Muzak Limited Partnership
                    2901 Third Avenue, Suite 400
                    Suite 400
                    Seattle, WA  98121
                    Attention:  President
                    Fax:  (206) 623-6210

Notice given by mail shall be considered to have been given five (5) days after the date of mailing, postage prepaid certified or registered mail. Notice given by an overnight delivery service shall be considered to have been given on the next business day. Notice given by facsimile shall be considered to have been given on the date receipt thereof is confirmed during normal business hours, with a hard copy to be mailed promptly thereafter.

     13.2      Waiver.  The failure of any party to insist upon strict
               ------
performance of any provision of this Agreement shall not be construed as a waiver of any subsequent breach of the same or similar nature. All rights and remedies reserved to either party shall be cumulative and shall not be in limitation of any other right or remedy which such party may have at law or in equity.

     13.3      Binding Agreement; Assignment.  This Agreement shall be binding
               -----------------------------
upon the parties hereto and their respective successors and assigns, except that it may not be assigned (by transfer or by operation of law) by either party without the prior written consent of the other party, which consent shall not be unreasonably withheld; provided, however, that either party may assign this Agreement without the prior written consent of the other party in connection with the sale of all or substantially all of its assets or equity interests (including any sale of
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________________________________________________________________________________


equity interests effected through a merger). Notwithstanding the above, upon thirty (30) days prior written notice, either party may assign this Agreement without the other party's consent to an Affiliated Entity.

     13.4      Governing Law.  This Agreement shall be governed by and construed
               -------------
in accordance with the laws of the State of Colorado applicable to contracts made and fully performed therein by parties domiciled therein, without regard to the conflicts of laws provisions thereof, except to the extent that the parties' respective rights and obligations are subject to mandatory local, state and federal laws or regulations.

     13.5      Entire Agreement and Section Headings.  This Agreement sets forth
               -------------------------------------
the entire agreement and understanding of the parties relating to the subject matter hereof. This Agreement shall not be modified other than in a writing, signed by each of the parties hereto. The Section headings hereof are for the convenience of the parties only and shall not be given any legal effect or otherwise affect the interpretation of this Agreement.

     13.6      Severability.  The parties agree that each provision of this
               ------------
Agreement shall be construed as separable and divisible from every other provision and that the enforceability of any one provision shall not limit the enforceability, in whole or in part, of any other provision hereof. In the event that a court of competent jurisdiction determines that a restriction contained in this Agreement shall be unenforceable because of the extent of time or geography, such restriction shall be deemed amended to conform to such extent of time and/or geography as such court shall deem reasonable.

     13.7      Confidentiality; Press Release.
               ------------------------------

               (a) At all times during the Term and for a period of three (3) years thereafter, the parties and their employees (and with respect to Muzak, all Participating Muzak Affiliates must agree in writing to comply fully with all of the confidentiality provisions of this Agreement prior to disclosure by Muzak of any information regarding EchoStar, this Agreement and any other agreements between the parties in any way related to this Agreement) will maintain, in confidence, the terms and provisions of this Agreement, as well as all data, summaries, reports or information of all kinds, whether oral or written, acquired or devised or developed in any manner from the other party's personnel or files, and that they have not and will not reveal the same to any persons not employed by the other party (with the exception of Muzak Affiliates, but solely for the purpose of seeking Affiliate Consent, and to perform if Affiliate Consent is received) except: (i) at the written direction of such party; (ii) to the extent necessary to comply with law, the valid order of a court of competent jurisdiction or the valid order or requirement of the Securities and Exchange Commission or any successor agency thereto, in which event the disclosing party shall so notify the other party as promptly as practicable (and, if possible, prior to making any disclosure) and shall seek confidential
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treatment of such information; (iii) as part of its normal reporting or review procedure to its parent company, its auditors and its attorneys, and such parent company, auditors and attorneys agree to be bound by the provisions of this
Section 13.7; (iv) in order to enforce any of its rights pursuant to this Agreement; (v) to affiliates, potential investors, insurers and financing entities, and such affiliates, potential investors, insurers and financing entities agree to be bound by the provisions of this Section 13.7; and (vi) to the extent necessary to permit the performance of obligations under this Agreement. EchoStar will be a named third party beneficiary of the agreements of Participating Muzak Affiliates to comply with the terms of this provision.

               (b) Promptly after the date of execution of this Agreement, the parties shall use their reasonable best efforts to agree upon a mutually acceptable press release with respect to the parties' general business relationship under this Agreement and to jointly issue and release such press release at a date and time mutually agreed upon.

     13.8      Force Majeure.  Neither EchoStar nor Muzak shall be responsible
               -------------
for any failure or delay in the performance of any of their respective obligations under this Agreement due to labor disputes, wars, riots, public disorders, acts of God, labor dispute, natural disaster, technical failure (including the failure of all or part of the domestic communications satellite, or transponders on which the Video Services are delivered by EchoStar to Subscribers, or of the related uplinking or other equipment) or any other reason beyond the reasonable control of the party whose performance is prevented during the period of such occurrence (any such event a "Force Majeure"). The Term shall be suspended during the period when a party is unable to fulfill its obligations hereunder by reason of such occurrence.

     13.9      Dispute Resolution.
               ------------------

               (a)  Initial Dispute Resolution Procedures.  Any dispute or
                    -------------------------------------
disagreement between EchoStar and Muzak arising out of this Agreement shall be resolved according to the following dispute resolution procedure. First, such dispute shall be addressed to each party's project manager (or equivalent level manager) for discussion and attempted resolution. If any such dispute cannot be resolved by such project managers within five (5) business days after the date that either party gives notice that such dispute or disagreement exists, then such dispute shall be immediately referred to the respective presidents for discussion and attempted resolution.

               (b)  Subsequent Dispute Resolution Procedures. If a dispute
                    ----------------------------------------
cannot be resolved to the mutual satisfaction of both parties within five (5) business days (or such longer period as may be mutually agreed upon) after the second-tier referral described in Section 13.9(a) above, then such dispute shall be submitted to binding arbitration in Denver, Colorado pursuant to the then applicable rules of the American Arbitration Association.
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     13.10     Independent Contractors.  The parties hereto acknowledge and
               -----------------------
agree that the relationship established under the Agreement shall be that of independent contractors. EchoStar and Muzak shall not be deemed partners or joint venturers for one another for any purpose whatsoever.

     13.11     Taxes, Fees, etc.  Each party, at its expense, shall pay and
               ----------------
discharge all license fees, business, use, sales, gross receipts, income, property or other similar taxes or assessments which may be charged or levied upon such party.

     13.12     No Franchise Relationship.  Muzak acknowledges that EchoStar has
               -------------------------
not required Muzak or any Participating Muzak Affiliates to pay any franchise fee or other payment or to commit to pay any such fee or other payment as a condition of the execution of this Agreement. Muzak represents and warrants to EchoStar that Muzak does not and shall not deem or claim itself to be a franchisee of EchoStar, either in relation to this Agreement, or for any purpose, or under any applicable law. Muzak shall have sole responsibility for compliance with any law relating to franchising with regards to its relationship with Muzak Affiliates.

     13.13     Compliance with Law.  The parties shall comply with, and agree
               -------------------
that this Agreement is subject to, all applicable federal, state and local laws, rules and regulations, including, without limitation, all of the provisions of the Communications Act of 1934 and all amendments thereto, now enacted or hereafter promulgated in force during the term of this Agreement.

     IN WITNESS WHEREOF, the undersigned parties have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

                         ECHOSTAR SATELLITE CORPORATION



                         By:   [SIGNATURE ILLEGIBLE]
                            -----------------------------
                           Name:
                           Title:
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VIDEO PROGRAMMING SALES AGENT AGREEMENT
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PAGE 27
________________________________________________________________________________


                         MUZAK LIMITED PARTNERSHIP



                         By: /s/ John R. Jester
                             ----------------------------
                           Name:  John R. Jester
                           Title: President